Cambria ETF Trust

Dhandho Junoon ETF (JUNE)

Supplement dated June 16, 2017
to the Summary Prospectus dated November 23, 2016 and the Statutory Prospectus and Statement of Additional Information dated October 12, 2016, each as revised from time to time

This supplement provides new and additional information that should be read in conjunction with the Prospectuses and Statement of Additional Information listed above.

After careful consideration, Cambria Investment Management, L.P., the Fund’s investment adviser, in consultation with Dhandho Funds, LLC, the Fund’s sponsor, has recommended, and the Board of Trustees of Cambria ETF Trust has approved, the termination and liquidation of Dhandho Junoon ETF (the “Fund”) pursuant to the terms of a Plan of Liquidation. The Fund will liquidate on or around June 30, 2017 (the “Liquidation Date”).

After the close of business on June 19, 2017, the Fund will no longer accept creation orders. At or about the same date, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

The last day of trading of Fund shares on the NYSE Arca will be June 26, 2017. From the close of trading on June 26, 2017 through the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. Whether you sell your shares or are automatically redeemed on the Liquidation Date, this will be a taxable event. Please consult your personal tax advisor about the potential tax consequences. On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 1-844-808-3557 or visit www.dhandhoetfs.com.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIM-SK-011-0100